UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Semi-Annual Report

June 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	FGIYX
Nuveen Real Asset Income Fund	NRIAX	—	NRICX	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FARCX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. For the Nuveen Global Infrastructure Fund, Jay Rosenberg, who has more than 17 years of financial industry experience, and John Wenker, with 29 years of experience, have been the managers since its inception on December 17, 2007. For the Nuveen Real Asset Income Fund, Jay and John, along with portfolio manager Jeff Schmitz, CFA, who has 25 years of experience, have managed the Fund since its inception on September 13, 2011. For the Nuveen Real Estate Securities Fund, John assumed portfolio management responsibilities in 1999, while Jay has been on the management team of the Fund since 2005. In addition, co-portfolio manager Scott Sedlak, who has 12 years of financial industry experience, joined the Fund’s management team in 2011.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month period ended June 30, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended June 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Standard & Poor’s (S&P) Global Infrastructure Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the six-month period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets and that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a faltering global economy.

Nuveen Investments	5

Over the six-month reporting period, the Fund outpaced its benchmarks as a result of strong stock selection. This led to outperformance across a number of sectors, particularly technology infrastructure, water, diversified infrastructure and electric utilities. The only two sectors that experienced noteworthy underperformance during the period were pipelines and waste. The Fund’s results also benefited from the ongoing execution of one of our management team’s long-term strategies, which is to execute a great deal of caution in owning securities from regions where political, fiscal or monetary uncertainty is rampant. For example, we continued to be rewarded by the Fund’s widespread underweight to Europe, especially the Southern countries. During the reporting period, this region continued to experience heightened political and regulatory risk as eurozone officials battled over the appropriate measures needed to mend the ongoing sovereign debt crisis.

In terms of sectors, the Fund was rewarded for its weighting in technology infrastructure, an area not represented in the benchmark. Stock selection was strong within the sector as several holdings benefited from stable, sound fundamentals and the ongoing build out of both wireless communication towers and data center infrastructure.

The Fund’s outperformance in the water infrastructure sector was the culmination of a number of favorable positions within the segment. In particular, the Fund experienced strong results from water utilities from Brazil and Hong Kong. In Brazil, the companies continued to benefit from the country’s move toward adopting a more formal regulatory framework.

In diversified infrastructure, the Fund experienced favorable results from several stocks across the sector. For example, we benefited from a significant overweight in two companies in particular, one from Canada and the other from Hong Kong, which both own regulated assets globally.

In the electric utilities sector, the Fund benefited from our long-term bias to underweight integrated utilities, particularly in Europe and North America. As we’ve discussed since the inception of the Fund, we like to invest in stable, regulated companies with long-term contracts or concessions that are not as commodity price sensitive. We attempt to avoid exposure to companies that derive too much of their cash flows from spot market generation or that could be significantly impacted by political and/or regulatory uncertainty. In North America, this positioning was very beneficial as gas prices continued to slide, which had a negative impact on power prices. In Europe, our ongoing underweight continued to be based on concerns about the impact of sovereign debt and political risk on infrastructure assets as European governments attempted to increase revenues and lower their debt loads.

Two sectors, pipelines and waste, were the main drags on performance during the six-month period. Pipelines were the primary detractor, led by underperformance from the Fund’s position in the Canadian midstream pipeline space.

The ongoing volatility in the infrastructure segment stemming from political uncertainty underscores the benefits of our investment process. We believe it takes very active management to decipher and act on which companies are really at risk and which ones are being unnecessarily penalized by the market and represent attractive buying

6	Nuveen Investments

opportunities. The volatility and unrest we’re seeing in Europe reminds us of the potential consequences of being too concentrated in large, expensive assets that can be vulnerable to unforeseen events and political uncertainties.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month period ended June 30, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month and since-inception periods ended June 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays Index, the custom blend benchmark and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market.

We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher dividend yields. From the group of securities providing the highest yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

Over the six-month reporting period, the Fund experienced widespread strength across its sectors, while continuing to generate an attractive level of yield in excess of the blended benchmark’s yield. In general, the Fund benefited from its lower volatility profile than the benchmark, which stems from our focus on owning companies and assets that are, on balance, more mature and stable with higher payout ratios. During the period, the best performing areas of the Fund were high yield bonds, Real Estate Investment Trust (REIT) preferreds, infrastructure preferreds and REIT common equities. The remaining segment, infrastructure common equities, turned in basically flat results for the period.

The high yield portion of the Fund was the top performing segment over the six-month period. Strong inflows into the segment as investors searched for yield coupled with a fall off in underwriting caused investors to bid up existing bonds, which benefited the entire

Nuveen Investments	7

high yield market and the securities within our portfolio. Performance was also aided by our focus on the higher quality tiers of the high yield market. In the high yield portfolio, we continued to tilt toward an even more defensive posture based on our concerns about how the situation in Europe will affect credit. The Fund’s high yield exposure was diversified among bonds spread across a number of real asset categories including: energy infrastructure, pipelines and distribution, utilities, healthcare, airlines and other transportation, general industrials and technology infrastructure.

REIT preferreds turned in positive results as the Fund continued to experience outperformance primarily from its non-rated securities. Similar to the story with the high yield sector, investor demand for income bid up the prices of non-rated REIT preferred stocks, benefiting performance. Our REIT preferred exposure is diversified across all the sectors that our real estate team follows. The Fund’s performance was also aided by our constant monitoring of call and credit risk within this segment. While the BofA Merrill Lynch REIT Preferred Index experienced several called securities, which detracted from its performance, our REIT preferred portfolio had minimal exposure to any called securities during the reporting period.

The infrastructure preferred/hybrid sector also performed well. In this segment, we focus primarily on owning utilities from the United States and Canada, some pipeline exposure as well as Asian and European hybrid securities. Our infrastructure preferred outperformance was driven primarily by our exposure to the hybrid bonds, which performed very well in the second half of the period. We had added large weights to global hybrid securities midway through the period as we believed they were undervalued by the market. As investors continued to seek out yield solutions, the valuations of these securities improved.

In addition, real estate common equity produced positive results during the second half of the reporting period, offsetting weakness in the first half. Because real estate tends to be a more cyclical area of the Fund, we focus on owning the higher yielding, more stable and mature companies which are typically found in the net lease, community center, health care and suburban office space areas. This exposure benefited performance as higher yielding, lower beta names outperformed the riskier, more total return oriented securities in the period’s second half. Also, because real estate common equity tends to be more volatile than other areas of the Fund’s portfolio, we are more active traders within the sector. Our trading activity benefited the Fund’s results as we successfully took advantage of that volatility during the period.

The remaining weighting in infrastructure common equity produced relatively flat results. Strong stock selection across many sectors within this segment was offset by weakness from our Canadian pipeline exposure. While these pipeline companies have overall limited commodity price sensitivity, they were still affected on the margin by weak natural gas prices. Also, some of the Fund’s European infrastructure holdings did detract from performance; however, we continued to have very muted exposure to that region and reduced it even further during the period. Despite very attractive valuations for European infrastructure stocks, the monetary and fiscal environment in the region seems as uncertain as ever.

8	Nuveen Investments

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended June 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Morgan Stanley REIT Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the six-month reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner, with a goal of providing a well diversified portfolio of public real estate stocks to our shareholders. Our sector neutral approach reduced the impact of any one property type on the performance of the Fund. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the period, commercial real estate market fundamentals continued to improve as occupancy levels increased, rental rates for many property types were stable or increasing and same store net operating income increased. In fact, REIT performance was well ahead of the broader market on a year-to-date basis as the Morgan Stanley REIT Index outperformed the S&P 500 Index through June 30, 2012. We believe REITs continued to benefit from several factors, including their reasonable and growing dividend yields, generally solid balance sheets, largely U.S. domestic income sources and wide access to low cost capital.

In the period’s strong advance, the Fund once again benefited from stock selection and broad diversification across all property sectors. While we maintained our historical bias toward higher quality companies with consistent, visible cash flows, we also invested in select lower quality companies that we believed were more levered to the commercial real estate recovery. Generally, the Fund continued to benefit from its exposure to companies with balance sheet strength, ongoing access to the capital markets and the potential for accretive growth opportunities. Our relative value focus helped the Fund avoid several underperforming stocks.

The Fund’s best performing sectors on a relative value basis were community centers, office, infrastructure and health care REITs during the six-month period. In community centers, solid stock selection across the sector led to modest outperformance from several holdings including Ramco-Gershenson Properties Trust, Regency Centers, Tanger Factory Outlet Centers and Equity One. The Fund also experienced outperformance in the office sector due to our underweight to New York City, given the uncertainty

Nuveen Investments	9

surrounding employment in the financial services sector. In infrastructure, an area not represented in the benchmark, the Fund benefited from our overweight position in Brookfield Asset Management, a conglomerate that owns power generation, ports and railways, as well as American Tower, an operator of wireless and broadcast towers. Performance was also enhanced by our underweight position in the health care REIT sector, as well as underweights in several of the weaker performing stocks within the segment. Health care REITs, which are typically viewed as one of the more defensive property types within the REIT sector, lagged in the strong market advance during the period’s first half.

The net lease sector was the Fund’s worst performing area on a relative basis during the reporting period. While net lease is a defensive sector which the Fund does not have much exposure to, we held an overweight position in National Retail Properties, which lagged both the sector and the broader REIT market. Additionally, our Fund’s position in cash was a drag on results in a sharply appreciating stock market environment for REITs.

The Fund continued to be diversified as we attempted to minimize sector specific risk among its REIT holdings. This included investments in a broader universe of stocks than our benchmark index, which we believe helps buffer the Fund from the short-term adverse effects of sector rotation and negative sentiment. During the period, this out-of-index exposure included real estate operating companies, international real estate stocks and infrastructure stocks such as the two holdings mentioned above that have heavy real estate foundations.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Funds, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs and REITs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, a fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities, such as those held by the Nuveen Real Asset Income Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	5.24%	-1.56%	0.79%
Class A Shares at maximum Offering Price	-0.77%	-7.19%	-0.52%
Standard & Poor’s (S&P) Global Infrastructure Index***	4.35%	-4.18%	-3.25%
Lipper Specialty/Miscellaneous Funds Classification Average***	-3.24%	-6.17%	-1.42%

Class C Shares	4.81%	-2.35%	12.89%
Class R3 Shares	5.18%	-2.29%	13.30%
Class I Shares	5.34%	-1.40%	1.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.59%	1.23%
Class C Shares	2.34%	1.98%
Class R3 Shares	1.84%	1.48%
Class I Shares	1.34%	0.98%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 1.25%, 2.00%, 1.50% and 1.00%, for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/03/08.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of June 30, 2012

	Cumulative

	6-Month	Since Inception*
Class A Shares at NAV	7.30%	10.58%
Class A Shares at maximum Offering Price	1.14%	-4.23%
Barclays U.S. Corporate High Yield Index**	7.27%	11.26%
Real Asset Income Blend**	7.01%	12.41%
Lipper Global Flexible Portfolio Funds Classification Average**	3.36%	2.47%

Class C Shares	6.95%	9.97%
Class I Shares	7.48%	10.84%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.71%	1.18%
Class C Shares	2.46%	1.93%
Class I Shares	1.46%	0.93%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Since inception returns are from 9/13/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	14.94%	12.26%	4.29%	12.14%
Class A Shares at maximum Offering Price	8.36%	5.80%	-3.06%	11.48%
Morgan Stanley REIT Index**	14.88%	13.19%	2.62%	10.29%
Lipper Real Estate Funds Classification Average**	14.19%	11.81%	-2.10%	9.78%

Class B Shares w/o CDSC***	14.51%	11.44%	3.51%	11.31%
Class B Shares w/CDSC***	9.51%	6.44%	3.35%	11.31%
Class C Shares	14.48%	11.42%	3.52%	11.31%
Class R3 Shares	14.80%	11.96%	4.04%	11.92%
Class I Shares	15.09%	12.59%	4.56%	12.43%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.29%
Class B Shares	2.04%
Class C Shares	2.04%
Class R3 Shares	1.54%
Class I Shares	1.04%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

14	Nuveen Investments

Holding Summaries as of June 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Infrastructure Fund

Portfolio Allocation1

Nuveen Real Asset Income Fund

Portfolio Allocation1

Nuveen Real Estate Securities Fund

Portfolio Allocation1

Portfolio Composition[1]
Transportation	23.1%
Oil, Gas & Consumable Fuels	18.6%
Electric Utilities	15.5%
Gas Utilities	8.2%
Multi-Utilities	7.8%
Specialized	4.4%
Water Utilities	4.4%
Commerical Services & Supplies	3.9%
Short-Term Investments	1.6%
Other[3]	12.5%

Portfolio Composition[1]
Retail	10.8%
Industrials	9.2%
Specialized	8.6%
Electric Utilities	8.6%
Transportation	7.4%
Energy	6.5%
Multi-Utilities	6.4%
Office	6.3%
Finance	6.1%
Diversified	4.5%
Utilities	4.2%
Oil, Gas & Consumable Fuels	3.3%
Gas Utilities	2.8%
Health Care	2.8%
Short-Term Investments	2.7%
Other[4]	9.8%

Portfolio Composition[1]
Retail	28.7%
Specialized	23.7%
Residential	18.6%
Office	14.4%
Diversified	6.0%
Short-Term Investments	2.0%
Other[5]	6.6%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
Enbridge Inc.	5.0%
American Tower REIT Inc.	4.0%
National Grid PLC, Sponsored ADR	3.3%
Transuburban Group	3.1%
Kinder Morgan, Inc.	3.1%

Country Allocation[6]
United States	39.3%
Hong Kong	11.4%
Australia	9.2%
Canada	6.2%
United Kingdom	4.4%
Singapore	4.4%
Spain	3.4%
Brazil	3.1%
Other	18.6%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
National Retail Properties, Inc.	2.9%
DUET Group	2.2%
National Grid PLC, Sponsored ADR	2.1%
Pepco Holdings, Inc.	2.1%
Select Income REIT	1.8%

Country Allocation[6]
United States	64.1%
Australia	10.7%
Hong Kong	5.1%
Philippines	4.0%
Other	16.1%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
Simon Property Group, Inc.	12.2%
Public Storage, Inc.	5.6%
Boston Properties, Inc.	4.6%
Host Hotels & Resorts Inc.	3.8%
Ventas Inc.	3.5%

1	As a percentage of total net assets as of June 30, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all sectors less than 1.6% of total net assets.

4	Includes other assets less liabilities and all sectors less than 2.7% of total net assets.

5	Includes other assets less liabilities and all sectors less than 2.0% of total net assets.

6	As a percentage of total investments as of June 30, 2012. Holdings are subject to change.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,052.40	$1,048.10	$1,051.80	$1,053.40	$1,018.75	$1,015.01	$1,017.50	$1,020.00
Expenses Incurred During Period	$6.33	$10.13	$7.60	$5.05	$6.24	$10.00	$7.49	$4.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49% and 0.99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,073.00	$1,069.50	$1,074.80	$1,019.10	$1,015.36	$1,020.34
Expenses Incurred During Period	$6.03	$9.88	$4.75	$5.89	$9.65	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and 0.92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,149.40	$1,145.10	$1,144.80	$1,148.00	$1,150.90	$1,018.60	$1,014.86	$1,014.86	$1,017.35	$1,019.85
Expenses Incurred During Period	$6.79	$10.77	$10.77	$8.12	$5.45	$6.39	$10.15	$10.15	$7.64	$5.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.02%, 2.02%, 1.52% and 1.02% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 90.2%

	Air Freight & Logistics – 1.2%

17,907	Oesterreichische Post Ag	$601,326

3,124,517	Singapore Post Limited	2,607,013
	Total Air Freight & Logistics	3,208,339
	Commerical Services & Supplies – 3.9%

2,861,896	China Everbright International Limited	1,357,697

113,255	Covanta Holding Corporation	1,942,323

18,800	Standard Parking Corporation	404,576

210,765	Waste Connections Inc.	6,306,089
	Total Commerical Services & Supplies	10,010,685
	Construction & Engineering – 2.5%

562,228	Ferrovial SA	6,340,603
	Diversified Financial Services – 0.2%

4,649,642	Metro Pacific Investments Corporation	463,227
	Diversified Telecommunication Services – 0.6%

541,531	Singapore Telecommunications Limited	1,418,141
	Electric Utilities – 15.5%

24,453	Cez As	845,053

1,028,688	Cheung Kong Infrastructure Holdings Ltd	6,227,469

20,127	CPFL Energia SA	502,974

1,422,504	E CL SA	3,391,568

35,805	E ON AG	773,717

8,470	Edison International	391,314

210,897	EDP Energias do Brasil SA	1,363,979

7,694	Elia System Operator SA NV	316,410

63,608	Emera Inc	2,099,857

21,701	Enersis SA	405,809

28,082	Fortis Inc WI/DD	890,647

75,908	Hafslund ASA, Class B, (2)	644,741

14,934	ITC Holdings Corporation	1,029,102

96,114	OGE Energy Corp.	4,977,744

149,584	Pepco Holdings, Inc.	2,927,359

412,222	Power Assets Holdings Ltd	3,093,391

441,187	Power Grid Corp of India Ltd, (3)	902,577

65,159	Scottish & Southern Energy	1,421,474

675,632	SP Ausnet	708,068

102,407	Terna-Rete Elettrica Nazionale SpA	370,054

20,738	UIL Holdings Corporation	743,665

141,988	Unitil Corp.	3,762,682

14,333	Westar Energy Inc.	429,273

52,152	Xcel Energy, Inc.	1,481,638
	Total Electric Utilities	39,700,565
	Gas Utilities – 7.8%

1,160,783	APA Group	5,958,837

25,975	Atmos Energy Corporation	910,943

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Gas Utilities (continued)

201,711	ENN Energy Holdings Limited	$712,044

20,587	GAIL India Ltd., GDR	744,632

4,000	GAIL India Ltd., Reg S	151,346

1,603,826	Hong Kong and China Gas Company Limited	3,407,010

106,522	Questar Corporation	2,222,049

60,957	Rubis	3,142,896

202,488	Tokyo Gas Company Limited	1,034,920

715,489	Towngas China Co Ltd	517,085

33,940	WGL Holdings Inc.	1,349,115
	Total Gas Utilities	20,150,877
	Independent Power Producers & Energy Traders – 1.0%

46,884	Brookfield Residential Properties Inc.	1,304,150

25,649	Endesa SA Chile	1,308,868
	Total Independent Power Producers & Energy Traders	2,613,018
	Industrial Conglomerates – 1.2%

156,960	Beijing Enterprises Holdings	947,056

377,759	NWS Holdings Limited	552,498

390,961	SembCorp Industries Limited	1,600,235
	Total Industrial Conglomerates	3,099,789
	Machinery – 0.1%

252,592	Hyflux Limited	270,540
	Multi-Utilities – 7.8%

19,207	Canadian Utilities Limited, Class A	1,253,615

18,174	CenterPoint Energy, Inc.	375,657

360,803	Centrica PLC	1,803,996

19,801	Dominion Resources, Inc.	1,069,254

680,283	DUET Group	1,288,875

317,849	Hera SpA	447,734

161,273	National Grid PLC, Sponsored ADR	8,545,850

205,033	NiSource Inc.	5,074,567

4,072	PG&E Corporation	184,339

31,087	Vector Limited	66,836
	Total Multi-Utilities	20,110,723
	Oil, Gas & Consumable Fuels – 18.6%

18,579	AltaGas Limited	528,300

319,568	Enbridge Inc.	12,757,155

50,976	Enbridge Inc	2,035,836

25,868	Enterprise Products Partnership LP	1,325,476

67,757	Gibson Energy Incorporated, (2)	1,370,304

53,605	Keyera Corporation	2,231,392

9,391	Kinder Morgan Energy Partners Limited Partnership	737,945

244,528	Kinder Morgan, Inc.	7,878,692

975	Oiltanking Partners LP	30,566

14,923	Pembina Pipeline Corp Com	381,393

249,632	Spectra Energy Corporation	7,254,306

18	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

46,783	TransCanada Corporation	$1,960,208

74,552	Veresen Inc	885,310

62,041	Western Gas Partners, LP	2,706,849

197,314	Williams Companies, Inc.	5,686,589
	Total Oil, Gas & Consumable Fuels	47,770,321
	Road & Rail – 2.4%

336,667	ComfortDelGro Corporation	412,273

694,964	MTR Corporation	2,385,709

211,250	QR National LTD	739,996

1,702,517	SMRT Corporation Limited	2,278,118

66,247	Stagecoach Group Plc	276,483
	Total Road & Rail	6,092,579
	Transportation – 22.2%

12,709	Abertis Infraestructuras SA, (4)	171,208

162,848	Abertis Infraestructuras SA	2,200,826

25,103	Aeroports de Paris	1,898,700

284,804	Atlantia SpA	3,635,118

1,293,345	Auckland International Airport Limited	2,536,584

85,585	Autostrada Torino-Milano	531,722

162,627	Brisa Auto-Estradas de Portugal SA	521,582

1,920,054	China Merchants Holdings International Company Limited	5,873,928

1,560,574	Cosco Pacific Limited	2,141,260

11,283	Flughafen Zuerich AG	3,963,375

69,795	Fraport AG	3,758,051

13,004	Grupo Aeroportuario del Sureste SA de CV	1,015,222

78,230	Hamburger Hafen und Logistik AG	1,997,653

1,684,039	Hutchison Port Holdings Trust	1,195,668

407,183	Infratil Limited	663,220

1,306,631	International Container Term Services Inc	2,293,618

141,012	Japan Airport Terminal Company	1,719,918

307,055	Jiangsu Expressway Company Limited	289,086

148,807	Kamigumi Company Limited	1,183,776

335,257	Macquarie Atlas Roads Group, (3)	515,975

498,307	OHL Mexico, SAB DE, (3)	607,022

241,751	Port of Tauranga Limited	2,149,103

75,313	Santos Brasil Participacoes SA	1,119,290

296,325	SATS Limited	630,189

1,393,886	Sydney Airport	4,154,224

1,358,950	Transuburban Group	7,937,643

4,943	Vopak	317,053

29,184	Westshore Terminals Income Fund, (3)	705,736

90,788	Wilson Sons Ltd, BDR	1,378,658
	Total Transportation	57,105,408
	Water Utilities – 4.4%

138,203	Aguas Andinas Sa-A	85,558

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Water Utilities (continued)

125,711	American Water Works Company	$4,309,373

1,293,386	Beijing Enterprises Water Group	244,148

18,686	California Water Service Group	345,130

26,799	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (3)	2,032,972

73,862	Companhia de Saneamento de Minas Gervais Copasa MG, (3)	1,601,539

1,738,756	Guangdong Investment Limited	1,258,693

859,954	Manila Water Company	500,852

12,011	Middlesex Water Company	228,209

50,693	Pennon Group PLC	606,799
	Total Water Utilities	11,213,273
	Wireless Telecommunication Services – 0.8%

35,065	SBA Communications Corporation, (3)	2,000,458
	Total Common Stocks (cost $220,657,943)	231,568,546

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 5.4%

	Specialized – 4.4%

147,328	American Tower REIT Inc.	$10,299,701

672,436	Parkway Life Real Estate	1,000,710
	Total Specialized	11,300,411
	Office – 1.0%

35,376	Digital Realty Trust Inc.	2,655,676
	Total Real Estate Investment Trust Common Stocks (cost $11,249,133)	13,956,087

Shares	Description (1)	Value
	EXCHANGE-TRADED FUNDS – 0.8%

	Transportation – 0.8%

845,013	Australian Infrastructure Fund	$2,090,159
	Total Exchange-Traded Funds (cost $1,637,825)	2,090,159

Shares	Description (1)	Value
	PREFERRED STOCKS – 0.5%

	Gas Utilities – 0.0%

4,598	Cia De Gas De Sao Paulo-Pr A	$98,439
	Independent Power Producers & Energy Traders – 0.5%

56,299	COPEL	1,220,562
	Total Preferred Stocks (cost $1,254,884)	1,319,001

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 0.3%

	Gas Utilities – 0.3%

2,682,680	Cityspring Infrastructure Trust	$849,900
	Total Investment Companies (cost $955,869)	849,900

20	Nuveen Investments

Shares	Description (1)	Value

	WARRANTS – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%

46,673	Kinder Morgan Inc., Uncovered Equity Options Warrant, (3)	$100,815
	Total Warrants (cost $53,399)	100,815

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 1.7%

4,210,690	State Street Institutional Liquid Reserve Fund, 0.200%, (5)	$4,210,690
	Total Short-Term Investments (cost $4,210,690)	4,210,690
	Total Investments (cost $240,019,743) – 99.0%	254,095,198
	Other Assets Less Liabilities – 1.0%	2,621,388
	Net Assets – 100%	$256,716,586

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(5)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.
ADR	American Depositary Receipt.
BDR	Brazilian Depositary Receipt.
GDR	Global Depositary Receipt.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
REIT	Real Estate Investment Trust
WI/DD	Investment or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Real Asset Income Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 24.7%

	Air Freight & Logistics – 0.6%

173,332	Singapore Post Limited	$144,624
	Construction & Engineering – 0.0%

447	Ferrovial SA	5,041
	Diversified Telecommunication Services – 0.5%

49,924	Singapore Telecommunications Limited	130,739
	Electric Utilities – 5.9%

3,524	Cez As	121,783

1,754	CPFL Energia SA	43,832

10,331	EDP Energias do Brasil SA	66,816

27,229	Pepco Holdings, Inc.	532,872

15,220	Scottish & Southern Energy	332,031

178,386	Sp Ausnet	186,950

8,052	Unitil Corp.	213,378
	Total Electric Utilities	1,497,662
	Gas Utilities – 2.3%

80,719	APA Group	414,368

267	Cia De Gas De Sao Paulo-Pr A	5,716

3,592	Enagas	65,540

134,920	Envestra Limited	108,924
	Total Gas Utilities	594,548
	Industrial Conglomerates – 0.3%

50,000	NWS Holdings Limited	73,128
	Multi-Utilities – 6.4%

25,110	Centrica PLC	125,549

296,738	DUET Group	562,203

22,656	Just Energy Group Inc.	248,791

10,248	National Grid PLC, Sponsored ADR	543,042

50,780	Spark Infrastructure Group	79,616

38,637	Vector Limited	83,068
	Total Multi-Utilities	1,642,269
	Oil, Gas & Consumable Fuels – 3.3%

999	Enterprise Products Partnership LP	51,189

5,269	Holly Energy Partners LP	298,225

1,763	Kinder Morgan Energy Partners Limited Partnership	138,537

1,793	Pembina Pipeline Corporation	45,824

26,471	Veresen Inc.	314,345
	Total Oil, Gas & Consumable Fuels	848,120
	Transportation – 5.2%

589	Abertis Infraestructuras SA, (2)	7,941

51,263	Auckland International Airport Limited	100,540

1,288	Autostrada Torino-Milano	8,002

508,052	Hutchison Port Holdings Trust	360,717

166,850	Jiangsu Expressway Company Limited	157,086

119,265	Sydney Airport	355,448

22	Nuveen Investments

Shares	Description (1)	Value

	Transportation (continued)

56,184	Transuburban Group	$328,171
	Total Transportation	1,317,905
	Water Utilities – 0.2%

24,181	Inversiones Aguas Metropol	40,515
	Total Common Stocks (cost $6,244,920)	6,294,551

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 15.3%

	Diversified – 3.3%

5,892	Liberty Property Trust	$217,061

19,041	Select Income REIT	452,415

5,902	Washington Real Estate Investment Trust	167,912
	Total Diversified	837,388
	Industrials – 0.6%

9,770	Stag Industrial Inc.	142,447
	Mortgage – 1.3%

16,162	Starwood Property Trust Inc.	344,412
	Office – 2.1%

1,425	Brandywine Realty Trust	17,585

9,560	Franklin Street Properties Corporation	101,145

4,225	Highwoods Properties, Inc.	142,171

7,035	Mack-Cali Realty Corporation	204,507

6,688	Mission West Properties Inc.	57,651
	Total Office	523,059
	Residential – 0.1%

3,608	Campus Crest Communities Inc.	37,487
	Retail – 4.5%

3,522	Inland Real Estate Corporation	29,514

25,977	National Retail Properties, Inc.	734,889

13,985	Ramco-Gershenson Properties Trust	175,791

10,536	Urstadt Biddle Properties Inc.	208,297

54	Westfield Realty Trust	158
	Total Retail	1,148,649
	Specialized – 3.4%

1,456	Health Care REIT, Inc.	84,885

9,353	Medical Properties Trust Inc.	89,976

14,634	Omega Healthcare Investors Inc.	329,265

110,239	Parkway Life Real Estate	164,056

322	Sabra Health Care Real Estate Investment Trust Inc.	5,509

1,076	Summit Hotel Properties Inc.	9,006

4,443	Universal Health Realty Income Trust	184,518
	Total Specialized	867,215
	Total Real Estate Investment Trust Common Stocks (cost $3,656,014)	3,900,657

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Real Asset Income Fund (continued)

June 30, 2012

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.4%

	Electric Utilities – 0.7%

3,386	PPL Corporation	8.750%	N/R	$181,049
	Office – 0.1%

1,362	Alexandria Real Estate Equities Inc.	7.000%	N/R	36,093
	Retail – 0.6%

2,941	Ramco-Gershenson Properties Trust	7.250%	N/R	147,050
	Total Convertible Preferred Securities (cost $352,093)			364,192

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 28.1%

	Diversified – 1.2%

5,774	Cousins Property Inc.	7.500%	N/R	$145,620

6,251	Cousins Property Inc.	7.750%	N/R	158,463

119	Vornado Realty Trust	6.750%	Baa3	3,023
	Total Diversified			307,106
	Electric Utilities – 2.0%

123,500	First Philippine Holdings	8.723%	N/R	306,295

5,709	NextEra Energy Inc.	5.625%	BBB	148,377

1,886	SCE Trust I	5.625%	Baa2	48,055
	Total Electric Utilities			502,727
	Finance – 3.3%

899	PHBS Limited, (4)	6.625%	N/R	841,410
	Industrials – 3.2%

2,995	First Industrial Realty Trust, Inc., Series J	7.250%	B+	72,569

8,572	First Industrial Realty Trust, Inc., Series J	7.250%	B+	207,871

542	First Potomac Realty Trust	7.750%	N/R	13,707

9,862	Glimcher Realty Trust, Series G	8.125%	B2	248,917

4,802	Monmouth Real Estate Investment Corp	7.875%	N/R	126,917

2,836	Prologis Inc.	6.750%	BB	72,261

1,425	Prologis Inc.	6.750%	BB	35,753

1,284	Prologis Inc.	6.750%	Baa3	32,113
	Total Industrials			810,108
	Office – 4.1%

4,778	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	125,566

2,584	Brandywine Realty Trust, Series D	7.375%	BB–	65,582

6,367	Brandywine Realty Trust, Series E	6.900%	Ba1	160,958

5,989	Corporate Office Properties Trust, (5)	7.375%	N/R	151,162

727	Digital Realty Trust Inc.	7.000%	Baa3	19,534

3,081	Digital Realty Trust Inc.	6.625%	Baa3	79,767

1,809	Duke Realty Corporation, Series L	6.600%	Baa3	45,695

1,339	Dupont Fabros Technology	7.875%	Ba2	35,028

5,450	Hudson Pacific Properties Inc.	8.375%	N/R	145,297

6,132	Kilroy Realty Corporation	6.875%	BB	158,880

2,287	Lexington Realty Trust	7.550%	N/R	57,427
	Total Office			1,044,896
	Real Estate – 1.5%

15,867	Forest City Enterprises Inc.	7.375%	B3	377,159

24	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	Residential – 0.9%

834	Apartment Investment & Management Company	7.000%		N/R	$21,943

3,449	Essex Property Trust	7.125%		BB+	90,157

1,949	Post Properties, Inc., Series A	8.500%		Ba1	120,955
	Total Residential				233,055
	Retail – 5.7%

7,208	CBL & Associates Properties Inc.	7.375%		N/R	184,164

3,049	Cedar Shopping Centers Inc., Series A	8.875%		N/R	77,597

5,334	Cedar Shopping Centers Inc., Series A, (5)	7.250%		N/R	124,016

2,631	Developers Diversified Realty Corporation	7.500%		Ba1	66,117

3,224	Excel Trust Inc.	8.125%		N/R	81,825

3,065	Inland Real Estate Corporation	8.125%		N/R	77,912

12,556	Kite Realty Group Trust	8.250%		N/R	320,178

4,585	National Retail Properties Inc.	6.625%		Baa3	119,210

4,576	Penn Real Estate Investment Trust	8.250%		N/R	117,832

11,720	Weingarten Realty Trust, Preferred Securities	6.750%		Baa3	295,227
	Total Retail				1,464,078
	Specialized – 5.2%

6,819	CubeSmart	7.750%		Ba1	179,408

7,625	Hersha Hospitality Trust	8.000%		N/R	194,056

1,700	Pebblebrook Hotel Trust	7.875%		N/R	43,792

8,755	Pebblebrook Hotel Trust	8.000%		N/R	229,293

10,300	Summit Hotel Properties Inc.	9.250%		N/R	268,006

11,445	Sunstone Hotel Investors Inc.	8.000%		N/R	284,981

5,528	Sunstone Hotel Investors Inc.	8.000%		N/R	138,587
	Total Specialized				1,338,123
	Utilities – 1.0%

100	RWE AG, (4)	7.000%		Baa2	155,440

96	RWE AG, (4)	7.000%		Baa2	96,960
	Total Utilities				252,400
	Total $25 Par (or similar) Preferred Securities (cost $6,993,640)				7,171,062

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 25.9%

	Consumer Discretionary – 1.1%

$135	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B1	$126,900

140	Desarrolla Homex S.A.B. de CV, 144A	9.750%	3/25/20	Ba3	147,000
275	Total Consumer Discretionary				273,900
	Energy – 6.5%

140	Crosstex Energy Finance	8.875%	2/15/18	B+	147,875

100	Energy Transfer Equity LP	7.500%	10/15/20	BB	109,750

135	Holly Energy Partners LP, 144A	6.500%	3/01/20	BB–	136,013

130	Inergy LP Finance	7.000%	10/01/18	Ba3	133,900

225	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	225,000

515	Origin Energy Finance Limited	7.875%	6/16/71	Baa3	635,446

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Real Asset Income Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Energy (continued)

$140	PBF Holding Company LLC, 144A	8.250%	2/15/20	BB+	$139,650

135	United Refining Inc., 144A	10.500%	2/28/18	B	138,375
1,520	Total Energy				1,666,009
	Finance – 2.8%

700	Royal Capital BV	8.375%	5/29/49	N/R	712,250
	Financials – 0.3%

85	Omega Healthcare Investors Inc., 144A	5.875%	3/15/24	BBB–	85,000
	Health Care – 2.8%

50	Acadia Healthcare	12.875%	11/01/18	B–	57,000

135	Community Health Systems, Inc.	8.000%	11/15/19	B	143,775

200	Health Management Associates, 144A	7.375%	1/15/20	BB–	212,750

150	HealthSouth Corporation	7.750%	9/15/22	BB–	160,875

140	Kindred Healthcare Inc., Term Loan	8.250%	6/01/19	B–	129,850
675	Total Health Care				704,250
	Industrials – 5.4%

85	Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	83,725

79	Continental Airlines, Inc.	7.875%	7/02/18	Ba3	79,707

335	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	354,093

130	EnergySolutions Inc.	10.750%	8/15/18	B	108,550

130	Geo Group Inc.	6.625%	2/15/21	B+	134,225

100	Huntington Ingalls Industries Inc.	6.875%	3/15/18	BB	104,250

164	Inversiones Alsacia SA, 144A	8.000%	8/18/18	Ba2	158,669

175	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	174,344

80	Ultrapetrol Bahamas Limited	9.000%	11/24/14	B–	67,600

150	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	118,500
1,428	Total Industrials				1,383,663
	Information Technology – 0.5%

125	Zayo Escrow Corporation, 144A	8.125%	1/01/20	B1	130,625
	Telecommunication Services – 1.1%

50	Goodman Networks Inc., 144A	12.125%	7/01/18	B+	51,500

130	IntelSat Jackson Holdings	7.250%	4/01/19	B	136,500

100	Telesat Canada, 144A	6.000%	5/15/17	B–	101,750
280	Total Telecommunications Services				289,750
	Transportation – 2.1%

85	Air Canada, 144A	9.250%	8/01/15	B+	83,088

350	Eurogate GmbH	6.750%	5/29/49	N/R	352,126

100	SinOceanic II ASA	10.000%	2/17/15	N/R	96,000
535	Total Transportation				531,214
	Utilities – 3.3%

125	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	127,500

150	Calpine Corporation, 144A	7.875%	7/31/20	BB	165,375

130	Dayton Power and Light, 144A	7.250%	10/15/21	BB+	144,300

135	NRG Energy Inc.	8.500%	6/15/19	BB	141,075

100	Suez Environnment Company	4.820%	9/29/49	Baa2	120,035

100	Tennet Holding BV	8.996%	2/28/49	BBB	128,794
740	Total Utilities				827,079
$6,363	Total Corporate Bonds (cost $6,646,614)				6,603,740

26	Nuveen Investments

Shares	Description (1)			Value
	EXCHANGE-TRADED FUNDS – 0.1%

	Transportation – 0.1%

12,983	Australian Infrastructure Fund			$32,114
	Total Exchange-Traded Funds (cost $26,174)			32,114

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.5%

	Gas Utilities – 0.5%

385,861	Cityspring Infrastructure Trust			$122,245
	Total Investment Companies (cost $119,568)			122,245

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.7%

$676,626	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $676,627, collateralized by $660,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $691,131	0.010%	7/02/12	$676,626
	Total Short-Term Investments (cost $676,626)			676,626
	Total Investments (cost $24,715,649) – 98.7%			25,165,187
	Other Assets Less Liabilities – 1.3%			336,965
	Net Assets – 100%			$25,502,152

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Security categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 1.6%

	Capital Markets – 0.0%

60,447	HFF Inc., (2), (3)	$842,631
	Commercial Services & Supplies – 0.0%

89,344	Standard Parking Corporation, (2)	1,922,683
	Health Care Providers & Services – 0.1%

392,413	Capital Senior Living Corporation, (2)	4,159,578
	Hotels, Restaurants & Leisure – 0.2%

178,517	Hyatt Hotels Corporation, Class A	6,633,692
	Real Estate – 1.3%

558,280	Brookfield Asset Management, Inc.	18,479,068

1,431,515	Brookfield Properties Corporation	24,936,991

297,517	Forest City Enterprises, Inc., (2)	4,343,748

34,331	Newcastle Investment Corporation, (4)	18,539
	Total Real Estate	47,778,346
	Total Common Stocks (cost $51,457,053)	61,336,930

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 96.4%

	Diversified – 6.0%

138,716	American Assets Trust Inc.	$3,363,863

2,567,672	Cousins Properties, Inc., (2)	19,899,458

219,506	Duke Realty Corporation, (2)	3,213,568

1,396,331	Liberty Property Trust	51,440,834

362,304	PS Business Parks Inc.	24,535,227

479,153	Select Income REIT	11,384,675

1,053,966	Vornado Realty Trust	88,512,065

922,310	Washington Real Estate Investment Trust, (2)	26,239,720
	Total Diversified	228,589,410
	Industrial – 4.8%

966,599	EastGroup Properties Inc., (2)	51,519,727

971,345	First Industrial Realty Trust, Inc., (3)	12,258,374

303,364	Mapletree Logistics Trust	235,877

3,027,615	Prologis Inc., (2)	100,607,646

362,186	Stag Industrial Inc.	5,280,672

821,515	Terreno Realty Corporation	12,413,092
	Total Industrial	182,315,388
	Mortgage – 0.2%

282,143	Starwood Property Trust Inc.	6,012,467
	Office – 14.4%

876,068	Alexandria Real Estate Equities Inc.	63,707,665

3,104,796	BioMed Realty Trust Inc.	57,997,589

1,612,933	Boston Properties, Inc.	174,793,549

37,477	Brandywine Realty Trust	462,466

31,123	Coresite Realty Corporation	803,596

210,676	Corporate Office Properties	4,952,993

28	Nuveen Investments

Shares	Description (1)	Value

	Office (continued)

965,825	Digital Realty Trust Inc., (2)	$72,504,483

891,077	Douglas Emmett Inc.	20,583,879

159,762	Franklin Street Properties Corporation, (2)	1,690,282

291,138	Highwoods Properties, Inc.	9,796,794

1,290,825	Mack-Cali Realty Corporation	37,524,283

47,801	Mission West Properties Inc.	412,045

13,121	Parkway Properties Inc.	150,104

1,860,954	Piedmont Office Realty Trust, (2)	32,027,018

825,606	SL Green Realty Corporation	66,246,625
	Total Office	543,653,371
	Residential – 18.6%

1,292,547	American Campus Communities Inc.	58,138,764

339,450	Apartment Investment & Management Company, Class A	9,175,334

212,016	Associated Estates Realty Corp.	3,169,639

681,737	AvalonBay Communities, Inc.	96,452,151

1,369,279	BRE Properties, Inc.	68,491,336

763,770	Camden Property Trust	51,684,316

1,036,426	Colonial Properties Trust, (2)	22,946,472

597,956	Equity Lifestyles Properties Inc., (2)	41,241,025

1,741,276	Equity Residential, (2)	108,585,971

421,889	Essex Property Trust Inc.	64,937,155

411,494	Home Properties New York, Inc., (2)	25,249,272

646,166	Mid-America Apartment Communities, (2)	44,094,368

986,361	Post Properties, Inc.	48,282,371

2,425,127	UDR Inc.	62,665,282
	Total Residential	705,113,456
	Retail – 28.7%

1,371,690	Acadia Realty Trust	31,795,774

3,818	Alexander’s Inc.	1,645,978

117,537	CBL & Associates Properties Inc.	2,296,673

5,794,005	Developers Diversified Realty Corporation, (2)	84,824,233

592,732	Equity One Inc., (2)	12,565,918

358,155	Federal Realty Investment Trust, (2)	37,280,354

500,410	General Growth Properties Inc., (2)	9,052,417

3,538,925	Glimcher Realty Trust	36,167,814

2,790,661	Kimco Realty Corporation	53,106,279

2,409,610	Kite Realty Group Trust	12,023,954

1,539,180	Macerich Company, (2)	90,888,579

3,837,314	National Retail Properties, Inc., (2)	108,557,609

1,641,735	Ramco-Gershenson Properties Trust, (2)	20,636,610

679,828	Regency Centers Corporation, (2)	32,339,418

210,203	Retail Opportunity Investments Corporation, (2)	2,535,048

353,454	Retail Properties of America Inc,	3,435,573

166,282	Saul Centers Inc., (2)	7,128,509

2,956,566	Simon Property Group, Inc.	460,219,064

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund (continued)

June 30, 2012

Shares	Description (1)			Value

	Retail (continued)

231,786	Tanger Factory Outlet Centers			$7,428,741

265,661	Taubman Centers Inc.			20,498,403

942,767	Urstadt Biddle Properties Inc.			18,638,504

831,046	Weingarten Realty Trust, (2)			21,889,752

1,190,385	Westfield Group			11,655,518
	Total Retail			1,086,610,722
	Specialized – 23.7%

482,238	American Tower REIT Inc.			33,713,259

1,234,908	CubeSmart			14,411,376

1,452,479	DiamondRock Hospitality Company, (2)			14,815,286

7,731	Entertainment Properties Trust			317,821

692,949	Extra Space Storage Inc., (2)			21,204,239

2,675,858	Health Care Property Investors Inc., (2)			118,139,131

1,049,144	Health Care REIT, Inc., (2)			61,165,095

5,269,474	Hersha Hospitality Trust			27,822,823

9,170,041	Host Hotels & Resorts Inc.			145,070,049

389,291	LaSalle Hotel Properties			11,343,940

201,171	Medical Properties Trust Inc.			1,935,265

29,396	Omega Healthcare Investors Inc., (2)			661,410

4,693,780	Parkway Life Real Estate			6,985,219

1,002,540	Pebblebrook Hotel Trust			23,369,207

1,460,140	Public Storage, Inc.			210,858,817

862,147	RLJ Lodging Trust			15,630,725

686,443	Sovran Self Storage Inc.			34,383,930

1,048,716	Strategic Hotels & Resorts Inc., (3)			6,774,705

810,954	Summit Hotel Properties Inc.			6,787,685

722,902	Sunstone Hotel Investors Inc., (2)			7,944,693

59,632	Universal Health Realty Income Trust			2,476,517

2,078,400	Ventas Inc., (2)			131,188,608
	Total Specialized			896,999,800
	Total Real Estate Investment Trust Common Stocks (cost $2,756,543,192)			3,649,294,614

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.1%

	Financials – 0.1%

188,955	Summit Hotel Properties Inc.	9.250%	N/R	$4,916,609
	Total $25 Par (or similar) Preferred Securities (cost $4,723,875)			4,916,609

Shares	Description (1)			Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 18.3%

	Money Market Funds – 18.3%

692,268,387	Mount Vernon Securities Lending Prime Portfolio, 0.197% (6), (7)			$692,268,387
	Total Investments Purchased with Collateral from Securities Lending (cost $692,268,387)			692,268,387

30	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 2.0%

75,732,871	First American Treasury Obligations Fund, Class Z, 0.000%, (6)	$75,732,871
	Total Short-Term Investments (cost $75,732,871)	75,732,871
	Total Investments (cost $3,580,725,378) – 118.4%	4,483,549,411
	Other Assets Less Liabilities – (18.4)%	(697,792,265)
	Net Assets – 100%	$3,785,757,146

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

N/R	Not rated.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Assets & Liabilities (Unaudited)

June 30, 2012

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Investments, at value (cost $240,019,743, $24,715,649 and $2,888,456,991, respectively)	$254,095,198	$25,165,187	$3,791,281,024
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	692,268,387
Cash	—	18,423	184,894
Receivables:
Dividends	1,583,540	192,106	9,413,718
From Adviser	—	9,794	—
Due from broker	—	—	77,043
Interest	590	145,621	211
Investments sold	4,824,876	375,428	28,533,906
Reclaims	110,925	3,941	—
Shares sold	524,038	117,286	8,251,586
Other assets	28,772	1,268	28,669
Total assets	261,167,939	26,029,054	4,530,039,438
Liabilities
Cash overdraft	1,685,653	—	—
Cash overdraft denominated in foreign currency (cost $—, $8 and $—, respectively)	—	8	—
Payables:
Collateral from securities lending program	—	—	692,268,387
Dividends	—	155,623	17,098,447
Investments purchased	2,074,418	319,399	26,613,058
Shares redeemed	397,538	5,156	4,055,497
Accrued expenses:
Management fees	160,423	—	2,348,091
12b-1 distribution and service fees	21,615	1,441	232,066
Other	111,706	45,275	1,666,746
Total liabilities	4,451,353	526,902	744,282,292
Net assets	$256,716,586	$25,502,152	$3,785,757,146
Class A Shares
Net assets	$63,349,492	$4,558,075	$760,814,490
Shares outstanding	7,010,460	214,264	35,705,405
Net asset value per share	$9.04	$21.27	$21.31
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$9.59	$22.57	$22.61
Class B Shares
Net assets	N/A	N/A	$2,267,816
Shares outstanding	N/A	N/A	108,872
Net asset value and offering price per share	N/A	N/A	$20.83
Class C Shares
Net assets	$11,899,146	$742,779	$64,578,946
Shares outstanding	1,331,192	34,928	3,092,815
Net asset value and offering price per share	$8.94	$21.27	$20.88
Class R3 Shares
Net assets	$20,611	N/A	$74,141,719
Shares outstanding	2,258	N/A	3,437,323
Net asset value and offering price per share	$9.13	N/A	$21.57
Class I Shares
Net assets	$181,447,337	$20,201,298	$2,883,954,175
Shares outstanding	19,981,370	949,401	133,854,679
Net asset value and offering price per share	$9.08	$21.28	$21.55
Net assets consist of:
Capital paid-in	$240,365,793	$24,813,897	$2,878,567,359
Undistributed (Over-distribution of) net investment income	4,018,830	(33,723)	(9,787,252)
Accumulated net realized gain (loss)	(1,751,530)	271,287	14,152,998
Net unrealized appreciation (depreciation)	14,083,493	450,691	902,824,041
Net assets	$256,716,586	$25,502,152	$3,785,757,146
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A –	Global Infrastructure and Real Asset Income do not offer Class B Shares. After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended June 30, 2012

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend and interest income (net of foreign tax withheld of $507,270, $34,100 and $149,829, respectively)	$4,608,655	$628,395	$41,650,170
Securities lending income	—	—	822,588
Total investment income	4,608,655	628,395	42,472,758
Expenses
Management fees	971,265	65,877	14,429,713
12b-1 service fees – Class A	68,358	3,154	922,431
12b-1 distribution and service fees – Class B	N/A	N/A	11,135
12b-1 distribution and service fees – Class C	58,268	1,999	309,650
12b-1 distribution and service fees – Class R3(1)	32	111	172,088
Shareholders’ servicing agent fees and expenses	119,867	9,109	2,444,916
Custodian’s fees and expenses	94,357	61,356	249,798
Directors’ fees and expenses	2,853	374	49,558
Professional fees	28,226	26,669	179,810
Shareholders’ reports – printing and mailing expenses	17,451	3,919	415,498
Federal and state registration fees	39,063	4,320	100,744
Other expenses	17,077	1,347	91,572
Total expenses before expense reimbursement	1,416,817	178,235	19,376,913
Expense reimbursement	(263,429)	(94,305)	(458,649)
Net expenses	1,153,388	83,930	18,918,264
Net investment income (loss)	3,455,267	544,465	23,554,494
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,795,277	147,180	110,324,682
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,563,554	398,507	347,702,271
Net realized and unrealized gain (loss)	6,358,831	545,687	458,026,953
Net increase (decrease) in net assets from operations	$9,814,098	$1,090,152	$481,581,447

N/A	– Global Infrastructure and Real Asset Income do not offer Class B Shares.
(1)	– After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Changes in Net Assets (Unaudited)

	Global Infrastructure			Real Asset Income
	Six Months Ended 6/30/12	Two Months Ended 12/31/11	Year Ended 10/31/11	Six Months Ended 6/30/12	Period 9/13/11 (commencement of operations) through 12/31/11
Operations
Net investment income (loss)	$3,455,267	$844,392	$4,126,700	$544,465	$135,801
Net realized gain (loss) from:
Investments and foreign currency	1,795,277	(1,088,026)	2,172,153	147,180	125,502
Redemptions in-kind	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,563,554	1,536,103	(5,534,812)	398,507	52,184
Net increase (decrease) in net assets from operations	9,814,098	1,292,469	764,041	1,090,152	313,487
Distributions to Shareholders
From net investment income:
Class A	—	(760,328)	(1,049,188)	(107,623)	(581)
Class B	N/A	N/A	N/A	N/A	N/A
Class C	—	(74,451)	(111,436)	(13,972)	(486)
Class R3(1)	—	(88)	—	(603)	(549)
Class I	—	(1,983,300)	(1,696,981)	(471,071)	(120,712)
From accumulated net realized gains:
Class A	—	(1,267,002)	(3,080,543)	—	—
Class B	N/A	N/A	N/A	N/A	N/A
Class C	—	(263,092)	(459,773)	—	—
Class R3(1)	—	(187)	(6)	—	—
Class I	—	(2,726,959)	(4,486,974)	—	—
Decrease in net assets from distributions to shareholders	—	(7,075,407)	(10,884,901)	(593,269)	(122,328)
Fund Share Transactions
Proceeds from sale of shares	95,098,257	13,179,987	77,226,231	14,713,232	10,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	4,520,484	7,871,757	419,165	122,328
	95,098,257	17,700,471	85,097,988	15,132,397	10,122,328
Cost of shares redeemed	(27,735,640)	(10,460,693)	(50,578,994)	(440,615)	—
Cost of redemptions in-kind	—	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	67,362,617	7,239,778	34,518,994	14,691,782	10,122,328
Net increase (decrease) in net assets	77,176,715	1,456,840	24,398,134	15,188,665	10,313,487
Net assets at the beginning of period	179,539,871	178,083,031	153,684,897	10,313,487	—
Net assets at the end of period	$256,716,586	$179,539,871	$178,083,031	$25,502,152	$10,313,487
Undistributed (Over-distribution of) net investment income at the end of period	$4,018,830	$563,563	$2,515,839	(33,723)	$15,081

N/A	– Global Infrastructure and Real Asset Income do not offer Class B Shares.
(1)	– After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

34	Nuveen Investments

	Real Estate Securities
	Six Months Ended 6/30/12	Two Months Ended 12/31/11	Year Ended 10/31/11 Restated(1)
Operations
Net investment income (loss)	$23,554,494	$15,321,703	$49,529,347
Net realized gain (loss) from:
Investments and foreign currency	110,324,682	(12,717,545)	33,359,512
Redemptions in-kind	—	—	14,782,543
Change in net unrealized appreciation (depreciation) of investments and foreign currency	347,702,271	21,729,743	167,799,657
Net increase (decrease) in net assets from operations	481,581,447	24,333,901	265,471,059
Distributions to Shareholders
From net investment income:
Class A	(8,931,671)	(4,160,552)	(8,735,913)
Class B	(18,687)	(8,875)	(18,502)
Class C	(524,729)	(237,281)	(442,822)
Class R3	(764,178)	(326,844)	(608,594)
Class I	(35,861,602)	(14,450,265)	(26,418,401)
From accumulated net realized gains:
Class A	—	(4,144,624)	(9,657,846)
Class B	—	(13,097)	(31,804)
Class C	—	(349,654)	(839,205)
Class R3	—	(358,578)	(832,024)
Class I	—	(12,885,490)	(28,892,916)
Decrease in net assets from distributions to shareholders	(46,100,867)	(36,935,260)	(76,478,027)
Fund Share Transactions
Proceeds from sale of shares	660,815,238	152,158,707	1,446,745,719
Proceeds from shares issued to shareholders due to reinvestment of distributions	22,896,149	28,693,310	59,682,755
	683,711,387	180,852,017	1,506,428,474
Cost of shares redeemed	(460,536,901)	(171,328,445)	(937,711,181)
Cost of redemptions in-kind	—	—	(48,374,872)
Net increase (decrease) in net assets from Fund share transactions	223,174,486	9,523,572	520,342,421
Net increase (decrease) in net assets	658,655,066	(3,077,787)	709,335,453
Net assets at the beginning of period	3,127,102,080	3,130,179,867	2,420,844,414
Net assets at the end of period	$3,785,757,146	$3,127,102,080	$3,130,179,867
Undistributed (Over-distribution of) net investment income at the end of period	$(9,787,252)	$12,759,121	$16,624,130

(1) –	Net investment income (loss), Net realized gain (loss) from investments and foreign currency and Change in net unrealized appreciation (depreciation) of investments and foreign currency for the fiscal year ended October 31, 2011 have been restated as described in Footnote 9 – Restatement of Prior Period Financial Statements.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL INFRASTRUCTURE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/07)
Year Ended 12/31
2012(h)	$8.59	$.14	$.31	$.45	$—	$—	$—	$9.04
2011(g)	8.87	.04	.03	.07	(.13)	(.22)	(.35)	8.59
Year Ended 10/31
2011	9.42	.20	(.11)	.09	(.16)	(.48)	(.64)	8.87
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
2008(e)	10.00	.05	(3.62)	(3.57)	—	—	—	6.43
Class C (11/08)
Year Ended 12/31
2012(h)	8.53	.09	.32	.41	—	—	—	8.94
2011(g)	8.75	.03	.03	.06	(.06)	(.22)	(.28)	8.53
Year Ended 10/31
2011	9.32	.14	(.12)	.02	(.11)	(.48)	(.59)	8.75
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(f)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)
Year Ended 12/31
2012(h)	8.68	.16	.29	.45	—	—	—	9.13
2011(g)	8.95	.04	.02	.06	(.11)	(.22)	(.33)	8.68
Year Ended 10/31
2011	9.40	.05	(.02)	.03	—	(.48)	(.48)	8.95
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(f)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)
Year Ended 12/31
2012(h)	8.62	.16	.30	.46	—	—	—	9.08
2011(g)	8.92	.04	.03	.07	(.15)	(.22)	(.37)	8.62
Year Ended 10/31
2011	9.46	.23	(.12)	.11	(.17)	(.48)	(.65)	8.92
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82
2008(e)	10.00	.16	(3.73)	(3.57)	—	—	—	6.43

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

5.24%	$63,349	1.49	%*	2.85	%*	1.24	%*	3.11	%*	100%
.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314
22.76	19,901	2.47		1.12		1.25		2.34		299
(35.70)	4,022	4.16	*	(2.11	)*	1.25	*	.80	*	304

4.81	11,899	2.25	*	1.85	*	1.99	*	2.11	*	100
.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		.51		2.00		1.14		314
21.00	3,034	3.22	*	.37	*	2.00	*	1.59	*	299

5.18	21	1.73	*	3.52	*	1.49	*	3.76	*	100
.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

.36	15	2.05		(.03)		1.50		.55		273
22.27	8	2.13		.91		1.50		1.54		314
21.48	6	2.72	*	.93	*	1.50	*	2.15	*	299

5.34	181,447	1.24	*	3.26	*	.99	*	3.51	*	100
.85	117,085	1.39	*	2.65	*	.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314
23.14	36,595	2.22		1.35		1.00		2.57		299
(35.70)	17,221	3.90	*	(.73	)*	.99	*	2.18	*	304

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period December 17, 2007 (commencement of operations) through October 31, 2008.
(f)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
(g)	For the two months ended December 31, 2011.
(h)	For the six months ended June 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ASSET INCOME
Year Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/11)
2012(f)	$20.38	$.68	$.80	$1.48	$(.59)	$—	$(.59)	$21.27
2011(e)	20.00	.26	.35	.61	(.23)	—	(.23)	20.38
Class C (9/11)
2012(f)	20.37	.62	.79	1.41	(.51)	—	(.51)	21.27
2011(e)	20.00	.21	.35	.56	(.19)	—	(.19)	20.37
Class I (9/11)
2012(f)	20.38	.66	.86	1.52	(.62)	—	(.62)	21.28
2011(e)	20.00	.27	.36	.63	(.25)	—	(.25)	20.38

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

7.30%	$4,558	2.34	%*	5.51	%*	1.17	%*	6.68	%*	110%
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

6.95	743	3.11	*	4.85	*	1.92	*	6.04	*	110
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

7.48	20,201	2.02	*	5.26	*	.92	*	6.36	*	110
3.13	10,159	1.87	*	3.60	*	.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(f)	For the six months ended June 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ESTATE SECURITIES
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (9/95)
Year Ended 12/31
2012(g)	$18.76	$.12	$2.68	$2.80	$(.25)	$—	$—	$(.25)	$21.31
2011(e)	18.84	.09	.05	.14	(.11)	(.11)	—	(.22)	18.76
Year Ended 10/31
2011(f)	17.58	.29	1.43	1.72	(.22)	(.24)	—	(.46)	18.84
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
2008	23.99	.60	(8.78)	(8.18)	(.40)	(2.74)	—	(3.14)	12.67
2007	26.49	.47	(.24)	.23	(.36)	(2.37)	—	(2.73)	23.99
Class B (9/95)
Year Ended 12/31
2012(g)	18.34	.04	2.62	2.66	(.17)	—	—	(.17)	20.83
2011(e)	18.42	.06	.04	.10	(.07)	(.11)	—	(.18)	18.34
Year Ended 10/31
2011(f)	17.18	.14	1.42	1.56	(.11)	(.21)	—	(.32)	18.42
2010	12.17	.21	5.07	5.28	(.27)	—	—	(.27)	17.18
2009	12.39	.36	(.19)	.17	(.25)	—	(.14)	(.39)	12.17
2008	23.53	.46	(8.60)	(8.14)	(.26)	(2.74)	—	(3.00)	12.39
2007	26.08	.27	(.22)	.05	(.23)	(2.37)	—	(2.60)	23.53
Class C (2/00)
Year Ended 12/31
2012(g)	18.39	.04	2.62	2.66	(.17)	—	—	(.17)	20.88
2011(e)	18.46	.06	.05	.11	(.07)	(.11)	—	(.18)	18.39
Year Ended 10/31
2011(f)	17.23	.14	1.41	1.55	(.08)	(.24)	—	(.32)	18.46
2010	12.21	.19	5.12	5.31	(.29)	—	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	—	(.14)	(.40)	12.21
2008	23.62	.45	(8.63)	(8.18)	(.26)	(2.74)	—	(3.00)	12.44
2007	26.17	.26	(.21)	.05	(.23)	(2.37)	—	(2.60)	23.62
Class R3 (9/01)
Year Ended 12/31
2012(g)	18.99	.10	2.71	2.81	(.23)	—	—	(.23)	21.57
2011(e)	19.07	.08	.05	.13	(.10)	(.11)	—	(.21)	18.99
Year Ended 10/31
2011(f)	17.79	.24	1.46	1.70	(.16)	(.26)	—	(.42)	19.07
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	—	(.14)	(.45)	12.57
2008	24.20	.54	(8.85)	(8.31)	(.36)	(2.74)	—	(3.10)	12.79
2007	26.72	.38	(.21)	.17	(.32)	(2.37)	—	(2.69)	24.20
Class I (6/95)
Year Ended 12/31
2012(g)	18.97	.15	2.71	2.86	(.28)	—	—	(.28)	21.55
2011(e)	19.05	.10	.05	.15	(.12)	(.11)	—	(.23)	18.97
Year Ended 10/31
2011(f)	17.77	.34	1.45	1.79	(.24)	(.27)	—	(.51)	19.05
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	—	(.14)	(.50)	12.57
2008	24.18	.64	(8.84)	(8.20)	(.45)	(2.74)	—	(3.19)	12.79
2007	26.67	.53	(.24)	.29	(.41)	(2.37)	—	(2.78)	24.18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

14.94%	$760,814	1.29	%*	1.14	%*	1.27	%*	1.16	%*	47%
.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133
2.82	287,493	1.27		3.81		1.27		3.81		117
(37.71)	133,162	1.23		3.31		1.23		3.31		150
.78	203,101	1.22		1.87		1.22		1.87		210

14.51	2,268	2.04	*	.37	*	2.02	*	.40	*	47
.55	2,233	2.06	*	2.06	*	2.03	*	2.09	*	21

9.18	2,269	2.03		.77		2.02		.78		103
43.66	3,005	1.99		1.42		1.99		1.42		133
2.13	2,693	2.02		3.57		2.02		3.57		117
(38.18)	3,276	1.98		2.57		1.98		2.57		150
—	7,391	1.97		1.12		1.97		1.12		210

14.48	64,579	2.04	*	.38	*	2.02	*	.40	*	47
.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		.76		2.02		.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133
2.09	17,632	2.02		3.26		2.02		3.26		117
(38.19)	11,458	1.98		2.56		1.98		2.56		150
.03	18,403	1.97		1.06		1.97		1.06		210

14.80	74,142	1.54	*	.92	*	1.52	*	.94	*	47
.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133
2.62	46,382	1.52		3.61		1.52		3.61		117
(37.90)	22,813	1.48		3.01		1.48		3.01		150
.52	18,493	1.47		1.52		1.47		1.52		210

15.09	2,883,954	1.04	*	1.43	*	1.02	*	1.46	*	47
.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	.99		2.29		.99		2.29		133
3.11	660,342	1.02		4.39		1.02		4.39		117
(37.56)	526,386	.98		3.51		.98		3.51		150
1.01	652,579	.97		2.12		.97		2.12		210
(e)	For the two months ended December 31, 2011.
(f)	Each Net Investment Income (Loss) per share outstanding, Net Realized/Unrealized Gain (Loss) per share outstanding and Ratio of Net Investment Income (Loss) to Average Net Assets for the fiscal year ended October 31, 2011, in the above table have been restated as described in Footnote 9 – Restatement of Prior Period Financial Statements.
(g)	For the six months ended June 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Global Infrastructure’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. infrastructure-related companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets or have at least 50% of the fair market value of their assets invested in infrastructure assets. The Fund will also invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will at least invest 30% of its net assets in such issuers. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Equity securities in which the Fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (“MLP”s), and real estate investment trusts (“REIT”s). The Fund may also invest in exchange-traded funds (“ETFs”) and other investment companies. The Fund may invest in companies of any size.

Real Asset Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization and include common stock, preferred securities, hybrid securities and convertible securities, as well as interests in REITs, exchange-traded notes (“ETNs”), other investment companies (including ETFs and equity securities issued by MLPs. Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

The infrastructure assets that Global Infrastructure and Real Asset Income invest are the physical structures and networks upon which the operation, growth and development of a community depends, which includes water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The majority of the Fund’s total assets will be invested in REITs. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may also invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

After the close of business on May 30, 2012, Real Asset Income liquidated all Class R3 Shares and distributed the proceeds.

Effective after the close of business on December 31, 2010, Real Estate Securities suspended offering its shares to new investors, except as noted in the Fund’s prospectus.

42	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, Global Infrastructure had when-issued/delayed delivery purchase commitments of $491,910. There were no such outstanding purchase commitments in any of the other Funds.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Asset Income and Real Estate Securities. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The actual character of REIT distributions is generally not known until after the fiscal year end. As such, the Funds must use estimates in reporting the character of their income and distributions for financial reporting purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

For the six months ended June 30, 2012, the Funds applied the actual percentages for the fiscal year ended December 31, 2011, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Funds adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2011, are reflected in the accompanying financial statements.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

44	Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts,” respectively, on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended June 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, Global Infrastructure and Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid by each Fund during the six months ended June 30, 2012, were as follows:

	Global Infrastructure	Real Estate Securities
Securities lending fees paid	$—	$87,435

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$229,382,293	$2,015,045	$171,208	$231,568,546
Real Estate Investment Trust Common Stocks	13,956,087	—	—	13,956,087
Exchange-Traded Funds	2,090,159	—	—	2,090,159
Preferred Stocks	1,319,001	—	—	1,319,001
Investment Companies	849,900	—	—	849,900
Warrants	100,814	—	—	100,815
Short-Term Investments:
Money Market Funds	4,210,690	—	—	4,210,690
Total	$251,908,944	$2,015,045	$171,208	$254,095,198

Real Asset Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$6,286,610	$—	$7,941	$6,294,551
Real Estate Investment Trust Common Stocks	3,900,657	—	—	3,900,657
Convertible Preferred Securities	364,192	—	—	364,192
$25 Par (or similar) Preferred Securities	6,077,252	1,093,810	—	7,171,062
Corporate Bonds	—	6,603,740	—	6,603,740
Exchange-Traded Funds	32,114	—	—	32,114
Investment Companies	122,245	—	—	122,245
Short-Term Investments:
Repurchase Agreements	—	676,626	—	676,626
Total	$16,783,070	$8,374,176	$7,941	$25,165,187

Real Estate Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$61,318,391	$—	$18,539	$61,336,930
Real Estate Investment Trust Common Stocks	3,649,294,614	—	—	3,649,294,614
$25 Par (or similar) Preferred Securities	4,916,609	—	—	4,916,609
Investments Purchased with Collateral from Securities Lending	692,268,387	—	—	692,268,387
Short-Term Investments:
Money Market Funds	75,732,871	—	—	75,732,871
Total	$4,483,530,872	$—	$18,539	$4,483,549,411
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks and $25 Par (or similar) Preferred Securities classified as Level 2 and Level 3.

46	Nuveen Investments

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended June 30, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Infrastructure
	Six Months Ended 6/30/12		Two Months Ended 12/31/11		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,468,062	$22,270,298	175,865	$1,527,234	2,705,342	$24,727,760
Class C	200,934	1,767,540	54,181	463,427	480,324	4,392,766
Class R3	1,854	17,024	34	300	1,803	15,212
Class I	7,903,674	71,043,395	1,289,919	11,189,026	5,250,706	48,090,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	223,253	1,888,705	427,643	3,809,219
Class C	—	—	33,304	276,930	52,119	459,054
Class R3	—	—	32	272	1	5
Class I	—	—	276,879	2,354,577	402,870	3,603,479
	10,574,524	95,098,257	2,053,467	17,700,471	9,320,808	85,097,988
Shares redeemed:
Class A	(1,475,335)	(13,152,141)	(545,510)	(4,738,201)	(3,083,940)	(27,916,902)
Class C	(132,560)	(1,174,227)	(43,794)	(372,426)	(182,499)	(1,637,264)
Class R3	(439)	(3,850)	(899)	(7,997)	(918)	(8,587)
Class I	(1,507,412)	(13,405,422)	(611,486)	(5,342,069)	(2,321,536)	(21,016,241)
	(3,115,746)	(27,735,640)	(1,201,689)	(10,460,693)	(5,588,893)	(50,578,994)
Net increase (decrease)	7,458,778	$67,362,617	851,778	$7,239,778	3,731,915	$34,518,994

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

	Real Asset Income
	Six Months Ended 6/30/12		For the period 9/13/11 (commencement of operations) through 12/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	210,731	$4,463,910	2,500	$50,000
Class C	34,416	727,762	2,500	50,000
Class R3 (1)	—	—	2,500	50,000
Class I	448,500	9,521,560	492,500	9,850,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,536	75,222	28	581
Class C	546	11,622	24	486
Class R3 (1)	28	602	27	550
Class I	15,590	331,719	5,935	120,711
	713,347	15,132,397	506,014	10,122,328
Shares redeemed:
Class A	(2,531)	(54,311)	—	—
Class C	(2,558)	(53,115)	—	—
Class R3 (1)	(2,555)	(53,023)	—	—
Class I	(13,124)	(280,166)	—	—
	(20,768)	(440,615)	—	—
Net increase (decrease)	692,579	$14,691,782	506,014	$10,122,328
(1)	After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

	Real Estate Securities
	Six Months Ended 6/30/12		Two Months Ended 12/31/11		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,066,491	$80,845,047	1,011,119	$18,486,626	16,324,022	$300,982,288
Class B	1,973	40,879	23	418	628	14,851
Class C	184,028	3,687,794	19,012	341,913	779,165	13,785,667
Class R3	697,456	13,968,494	162,934	2,996,919	1,776,683	33,484,435
Class I	27,652,318	562,273,024	7,093,789	130,332,831	58,492,947	1,098,478,478
Shares issued to shareholders due to reinvestment of distributions:
Class A	406,577	8,510,083	422,396	7,962,177	1,100,854	16,977,574
Class B	746	15,239	1,002	18,453	2,278	35,872
Class C	19,614	401,942	24,075	444,569	47,979	748,495
Class R3	36,021	763,323	35,889	684,782	86,268	1,349,471
Class I	633,057	13,205,562	1,027,228	19,583,329	2,660,142	40,571,343
	33,698,281	683,711,387	9,797,467	180,852,017	81,270,966	1,506,428,474
Shares redeemed:
Class A	(7,262,199)	(145,785,031)	(1,794,507)	(32,794,551)	(17,600,462)	(326,048,135)
Class B	(15,589)	(308,128)	(2,493)	(44,603)	(54,583)	(990,017)
Class C	(345,046)	(6,826,609)	(103,079)	(1,847,251)	(593,626)	(10,696,935)
Class R3	(607,357)	(12,188,286)	(208,631)	(3,886,685)	(1,238,584)	(23,267,356)
Class I	(14,636,763)	(295,428,847)	(7,127,954)	(132,755,355)	(30,942,249)	(576,708,738)
Class I – In-Kind	—	—	—	—	(2,759,547)	(48,374,872)
	(22,866,954)	(460,536,901)	(9,236,664)	(171,328,445)	(53,189,051)	(986,086,053)
Net increase (decrease)	10,831,327	$223,174,486	560,803	$9,523,572	28,081,915	$520,342,421

Class B Shares converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended June 30, 2012, the period ended December 31, 2011, and the fiscal year ended October 31, 2011, were as follows:

Fund	Six Months Ended 6/30/12	Period Ended 12/31/11	Year Ended 10/31/11
Real Estate Securities	11,540	1,868	26,483

48	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the six months ended June 30, 2012, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$275,943,729	$32,521,921	$1,818,606,258
Sales and maturities	203,667,583	18,618,300	1,610,662,416

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$243,063,928	$24,738,054	$3,668,945,030
Gross unrealized:
Appreciation	$20,299,524	$709,738	$891,196,554
Depreciation	(9,268,254)	(282,605)	(76,592,173)
Net unrealized appreciation (depreciation) of investments	$11,031,270	$427,133	$814,604,381

Permanent differences, primarily due to Federal taxes paid, non deductible stock offering costs, REIT adjustments, foreign currency reclassifications, investments in passive foreign investment companies, and distribution character reclassifications resulted in reclassifications among the Funds’ components of net assets at December 31, 2011, the Funds’ last tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$3,528	$(213)	$—
Undistributed (Over-distribution) of net investment income	21,499	1,608	(2,895)
Accumulated net realized gain (loss)	(25,027)	(1,395)	2,895

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income*	$834,114	$156,261	$17,786,547
Undistributed net long-term capital gains	—	5,332	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Period Ended December 31, 2011	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income*	$4,897,468	$122,328	$56,500,814
Distributions from net long-term capital gains	2,177,939	—	43,583,313

Year-Ended October 31, 2011	Global Infrastructure
Distributions from net ordinary income*	$10,457,147
Distributions from net long-term capital gains	427,754
*	Net ordinary income consists of net taxable income derived from dividends and interest, net short-term capital gains, if any.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Global Infrastructure
Post-enactment losses:
Short-term	$768,427
Long-term	—

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Real Estate Securities
Post-October capital losses	$12,808,992
Late-year ordinary losses	142,579

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Asset Income Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	.7500%	.6000%	.7000%
For the next $125 million	.7375	.5875	.6875
For the next $250 million	.7250	.5750	.6750
For the next $500 million	.7125	.5625	.6625
For the next $1 billion	.7000	.5500	.6500
For net assets over $2 billion	.6750	.5250	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

50	Nuveen Investments

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	.1881%
Real Asset Income	.1731
Real Estate Securities	.1900

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses of Global Infrastructure so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired Fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Global Infrastructure
Class A Shares	1.25%
Class C Shares	2.00
Class R3 Shares	1.50
Class I Shares	1.00
Expiration Date	February 28, 2013

The Adviser has agreed to waive fees and/or reimburse expenses of Real Asset Income through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Fund do not exceed 0.95% of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended June 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected	$60,406	$40,440	$119,993
Paid to financial intermediaries	53,371	35,225	105,088

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended June 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances	$22,466	$5,962	$35,083

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended June 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained	$18,167	$1,748	$56,391

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the six months ended June 30, 2012, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained	$1,117	$—	$2,723

At June 30, 2012, Nuveen owned 513,054 shares of Real Asset Income’s Class I Shares.

Affiliated Pension Plan and Redemptions In-Kind

An affiliated pension plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Real Estate Securities	$48,374,872

In this transaction, the Fund paid redemption proceeds by distributing a proportionate amount of securities in its portfolio. Remaining shareholders in the Fund did not recognize any capital gains from the transaction.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”)to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

9. Restatement of Prior Period Financial Statements

During the periods covered by this report, Real Estate Securities loaned REIT securities to broker dealers, banks and other institutional securities borrowers, as part of their securities lending activities and as described more fully in the Securities Lending footnote. Pursuant to the terms of the Fund’s securities lending agreement, for any REIT security that was “on loan” on the record date for the payment of a security’s dividend, the Fund received a payment from the borrower in-lieu of the actual distribution paid by the REIT (“In-Lieu Payments”). The original financial statements and financial highlights (collectively, the “financial statements”) for the fiscal year ended October 31, 2011, reflected reclassifications of distributions from the Fund’s REIT investments from “net investment income (loss)” to “net realized gain (loss) from investments” and to “change in net unrealized appreciation (depreciation) of investments” (“REIT Reclassifications”). Upon further investigation, it was determined that the amounts of these REIT Reclassifications reported for the fiscal year ended October 31, 2011, were incorrect because they included amounts related to In-Lieu Payments, which are not eligible for reclassification. In order to properly reflect REIT Reclassifications, the financial statements herein have been restated to remove the reclassification of amounts attributable to In-Lieu Payments. The impact of this restatement is the reclassification of the amounts originally recognized as “Net realized gain (loss) from investments and foreign currency” and “Net unrealized appreciation (depreciation) of investments and foreign currency” to “Dividend and interest income from unaffiliated investments” on the Statement of Operations as follows:

	Year Ended 10/31/11
	Previously Reported *	Restated
Dividend and interest income from unaffiliated investments	$57,518,039	$81,099,650
Total investment income	58,566,956	82,148,567
Net investment income (loss)	25,947,736	49,529,347
Net realized gain (loss) from investments and foreign currency	46,488,002	33,359,512
Unrealized appreciation (depreciation) of investments and foreign currency	178,252,778	167,799,657
Net realized and unrealized gain (loss)	239,523,323	215,941,712
*	Amounts previously reported were rounded to thousands.

The impact of the restatement to the financial highlights for the fiscal year ended October 31, 2011, is a $0.15 increase in the Net Investment Income (Loss) per share outstanding for each share class, a $0.15 decrease in the Net Realized/Unrealized Gain (Loss) per share outstanding for each share class and a 0.81% increase in the Ratios of Net Investment Income (Loss) to Average Net Assets for each share class.

The restatement has no impact on net asset value, net asset value per share, expenses, distributions or total returns of the Fund.

The Fund’s authorized officers discussed the restatement with the Fund’s independent accountants responsible for the audit of the October 31, 2011 financial statements and the independent accountants have indicated their agreement therewith. In addition, the Fund’s Board discussed the matter with the Fund’s new independent accountant responsible for the audit of the December 31, 2011 financial statements on February 28, 2012, the date on which the determination was made that the restatement was necessary.

52	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”) and the Nuveen Real Estate Securities Fund (the “Real Estate Securities Fund” and together with the Global Infrastructure Fund, the “Funds”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

The Nuveen Real Asset Income Fund (the “Real Asset Income Fund”) is new. The initial advisory agreement between the Advisor and the Real Asset Income Fund and the initial sub-advisory agreement between the Advisor and the Sub-Advisor, on behalf of the Real Asset Income Fund, were approved separately at meetings of the Board of the Real Asset Income Fund held on July 25-27, 2011. The discussion of the initial approvals for the advisory and sub-advisory agreements for the Real Asset Income Fund was included in such fund’s annual report for the period ended December 31, 2011. The discussion below relates only to the renewal of the Advisory Agreements for the Funds (as defined above).

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory

Nuveen Investments	53

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Global Infrastructure Fund, which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Global Infrastructure Fund was classified as having significant differences from such Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment

54	Nuveen Investments

period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Real Estate Securities Fund, the Independent Board Members observed, among other things, that such Fund had demonstrated generally favorable performance in comparison to peers, performing in the first quartile for the three- and five-year periods (although it was in the third quartile for the one-year period). As noted above, the Global Infrastructure Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the performance of such Fund compared to its benchmark. In this regard, the Independent Board Members noted that the Global Infrastructure Fund outperformed its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Global Infrastructure Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages. Further, they noted that the Real Estate Securities Fund had slightly higher net management fees than its peer average, but a net expense ratio in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

56	Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	57

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA Merrill Lynch U.S. Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch REIT Preferred Stock Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley REIT Index: A capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Real Asset Income Blend: A custom index comprised of a weighting of 33% Standard & Poor’s (S&P) Global Infrastructure Index, 12% BofA Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA Merrill Lynch REIT Preferred Stock Index and 20% Barclays U.S. Corporate High Yield Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

58	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	59

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FREGIF-0612P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 7, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 7, 2012